Exhibit 10.14

ADDENDUM TO DISTRIBUTION AGREEMENT ENTERED ON MARCH 1ST, 2005.

Dated:                                July 6, 2005

BY AND BETWEEN:
TÉLIPHONE INC., a body politic and corporate, duly incorporated according to law, having a place of business at 1080 Beaver Hall, suite 1555, Montreal, Quebec, H2Z 1S8 herein represented by George Metrakos, President, duly authorized as he so declares, hereinafter referred to as “TÉLIPHONE”

AND:
MSBR Communications Inc., a body politic and corporate duly incorporated according to law, having a place of business of at 710 Richelieu #105, Beloeil  QC, Canada J3G 5E8, herein represented by Benoit Ratthé, President, duly authorized as he so declares, hereinafter referred to as “DISTRIBUTOR”

PREAMBLE

WHEREAS Téliphone and Distributor wish to extend the Territory to include the city of Ottawa, Ontario, Canada (“Ottawa”).

WHEREFORE THE PARTIES HERETO HAVE AGREED AS FOLLOWS:

Distributor will receive the same conditions and rights to appoint Re-sellers in Ottawa.

Distributor will receive the same commission structure as in the rest of the Territory.

Distributor will receive web sales from customers whose address is found within Ottawa.

Distributor and Teliphone agree that Teliphone will most likely appoint another distributor for the Territory of Ontario, Canada in the future.  As a result, Teliphone agrees that any Re-sellers appointed by Distributor (MSBR) will remain under their direction, and that any web sales made within Ottawa will be split (ie. 12.5% each on recurring revenues as defined in the formal Agreement) between both distributors evenly.

WHEREFORE THE PARTIES HERETO HAVE SIGNED WITH DATE EFFECTIVE ON THE DATE AND PLACE FIRST MENTIONED HEREINABOVE.

TÉLIPHONE INC	Distributor: MSBR Communications Inc.

per:	per:

/s/ George Metrakos	/s/ Benoit Ratthé
George Metrakos, President	Benoit Ratthé, President

July 6, 2005	July 6, 2005
Date	Date

Téliphone Inc.
1080 Beaver Hall, suite 1555
Montréal, Québec, Canada H2Z 1S8
(514) 313-6000, 877 TELIPHONE
 www.teliphone.cainfo@teliphone.ca